UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported) November 12, 2002
                                                    -----------------


Commission     Registrant's Name, State of Incorporation,      IRS Employer
File Number           Address and Telephone Number           Identification No.
-----------           ----------------------------           ------------------

333-90553               MIDAMERICAN FUNDING, LLC              47-0819200
                  (AN IOWA LIMITED LIABILITY COMPANY)
                        666 GRAND AVE. PO BOX 657
                         DES MOINES, IOWA 50303
                             515-242-4300

1-11505                 MIDAMERICAN ENERGY COMPANY            42-1425214
                           (AN IOWA CORPORATION)
                        666 GRAND AVE. PO BOX 657
                          DES MOINES, IOWA 50303
                             515-242-4300


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ITEM 9. REGULATION FD DISCLOSURE

The Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, filed on November 12, 2002, by MidAmerican Funding, LLC was accompanied by certifications by the chief executive officer, David L. Sokol, and chief financial officer, Patrick J. Goodman, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A copy of each of the certifications is attached hereto as an Exhibit (99.1 and 99.2).

The Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, filed on November 12, 2002, by MidAmerican Energy Company was accompanied by certifications by the chief executive officer, David L. Sokol, and chief financial officer, Thomas B. Specketer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A copy of each of the certifications is attached hereto as an Exhibit (99.3 and 99.4).

                                      -1-

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MIDAMERICAN FUNDING, LLC
                                     MIDAMERICAN ENERGY COMPANY
                                     --------------------------
                                            (Registrants)



                                     /s/  Paul J. Leighton
                                     -------------------------------------
                                          Paul J. Leighton
                                          Secretary of MidAmerican Funding, LLC
                                            and Vice President, Secretary
                                            and Assistant General Counsel
                                            of MidAmerican Energy Company


Date:  November 12, 2002
       -----------------

                                      -2-

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                                 EXHIBITS INDEX

Exhibit
Number         Exhibit
-------        -------

MidAmerican Funding, LLC

  99.1 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (chief executive officer)

  99.2 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (chief financial officer)

MidAmerican Energy Company

  99.3 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (chief executive officer)

  99.4 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (chief financial officer)

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